                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   _________

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 6, 1998



                      THE PEOPLES BANCTRUST COMPANY, INC.
                      -----------------------------------
               (Exact name of Registrant as Specified in Charter)



    Alabama                              0-13653                  63-0896239
    -------                              -------                  ----------
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
of Incorporation
                                       File Number)            Identification No.)



                    310 Broad Street, Selma, Alabama  36701
                    ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (334) 875-1000
                                 --------------
               Registrant's telephone number, including area code



                                 Not Applicable
-------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

     On March 6, 1998, The Peoples BancTrust Company, Inc. ("BancTrust") consummated the acquisition of Merchants & Planters Bancshares, Inc. ("Bancshares"), through the merger of BancTrust's wholly owned subsidiary, Peoples Acquisition Corp., with and into Bancshares (the "Merger"). The Merger was completed pursuant to an Agreement and Plan of Reorganization previously filed with BancTrust's Report on Form 8-K dated December 2, 1997 (Commission File No. 0-113653). This Form 8-K/A includes certain financial information required under Item 7 that was not contained in the previously filed Form 8-K dated March 6, 1997 (Commission File No. 0-13653).

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

     Consolidated Financial Statements for Bancshares for the year ended December 31, 1997 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

     (b)  Pro Forma Financial Information
          -------------------------------

     Unaudited Pro Forma Financial Information reflecting the Merger is attached hereto as Exhibit 99.2 and is incorporated herein by reference. Included in such Pro Forma Financial Information are (i) a Condensed Pro Forma Statement of Condition (Unaudited) as of December 31, 1997 and (ii) Condensed Pro Forma Statements of Income (Unaudited) for the year ended December 31, 1997.

     The Pro Forma Financial Information is not necessarily indicative of the consolidated financial position or results of future operations of the combined entity or the actual results that would have been achieved had the Merger been consummated prior to the periods indicated. The Pro Forma Financial Information should be read in conjunction with and is qualified in its entirety by the separate historical consolidated financial statements and notes thereto of BancTrust included in its Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 0-13653) and the historical consolidated financial statements and notes thereto of Bancshares included in Item 7(a) of this Form 8-K/A.

     (c)  Exhibits.
          --------

          23     Consent of Independent Accountants.

          99.1 Consolidated Financial Statements for Merchants & Planters Bancshares, Inc. for the year ended December 31, 1997.

          99.2 Unaudited pro forma combined financial information consisting of:

                 (i) Condensed Pro Forma Statement of Condition (Unaudited) as of December 31, 1997; and

                 (ii) Condensed Pro Forma Statements of Income (Unaudited) for the year ended December 31, 1997.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           THE PEOPLES BANCTRUST COMPANY, INC.


Date:  May 15, 1998        By:  /s/Richard P. Morthland
                                -----------------------
                                Richard P. Morthland
                                Chairman of the Board and Chief
                                Executive Officer

                                       3